Exhibit 23.4
CONSENT OF QUALIFIED PERSON

I, James Young, in connection with the Freeport-McMoRan Inc. Annual Report on Form 10-K for the year ended December 31, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Morenci Mine” (the “Technical Report Summary”), with an effective date of December 31, 2023, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form 10-K and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-281355) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2 through 5, 11.2 through 13.1, 13.1.3 through 13.3, 15 through 26, and corresponding sections of the Executive Summary.

Dated February 14, 2025

/s/ James Young
Name:	James Young, P.Eng., RM-SME
Title:	Manager of Mine Planning for Reserves Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Paul Albers, in connection with the Freeport-McMoRan Inc. Annual Report on Form 10-K for the year ended December 31, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Morenci Mine” (the “Technical Report Summary”), with an effective date of December 31, 2023, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form 10-K and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-281355) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 6 through 7.5, 7.8, 8, 9, 11.1, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 14, 2025

/s/ Paul Albers
Name:	Paul Albers, P.Geo., RM-SME
Title:	Manager of Exploration Americas Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Luis Tejada, in connection with the Freeport-McMoRan Inc. Annual Report on Form 10-K for the year ended December 31, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Morenci Mine” (the “Technical Report Summary”), with an effective date of December 31, 2023, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form 10-K and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-281355) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 7.6 through 7.8, 13.1.1, 13.1.2, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 14, 2025

/s/ Luis Tejada
Name:	Luis Tejada, Prof. Eng. Peru, RM-SME
Title:	Manager of Geomechanical Engineering Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Jacklyn Steeples, in connection with the Freeport-McMoRan Inc. Annual Report on Form 10-K for the year ended December 31, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Morenci Mine” (the “Technical Report Summary”), with an effective date of December 31, 2023, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form 10-K and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-281355) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 10, 12, 14, 15, 18, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 14, 2025

/s/ Jacklyn Steeples
Name:	Jacklyn Steeples, RM-SME
Title:	Manager of Processing Operational Improvement Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Leonard Hill, in connection with the Freeport-McMoRan Inc. Annual Report on Form 10-K for the year ended December 31, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Morenci Mine” (the “Technical Report Summary”), with an effective date of December 31, 2023, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form 10-K and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-281355) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 10, 12, 14, 15, 18, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 14, 2025

/s/ Leonard Hill
Name:	Leonard Hill, RM-SME
Title:	Director of Metallurgy and Strategic Planning Freeport-McMoRan Inc.